EXHIBIT 10.19 Salary Continuation Agreement between TeamBank, N.A. and Robert J. Weatherbie dated July 1, 2001.

                                 TEAMBANK, N.A.
                          SALARY CONTINUATION AGREEMENT

         THIS AGREEMENT, effective as of July 1, 2001 (the "Effective Date"), is made by and between TeamBank, N.A. (the "Company"), a nationally-chartered commercial bank located in Paola, Kansas, and Robert J. Weatherbie (the "Executive"), a key officer of the Company.

                                  INTRODUCTION


         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Company and the Executive hereby amend and restate the Previous Plan and the Previous Agreement as follows;

                                    AGREEMENT

                                    ARTICLE 1
                                   DEFINITIONS

         Whenever used in this Agreement, the following words and phrases shall have the meanings specified:

         1.1 "ACTUAL DEFERRAL PERCENTAGE" means that actual percentage of Compensation the Executive elected to defer under the Deferred Compensation Agreement for a given Plan Year, as set forth on the Election Form described in
Section 1.11 of the Deferred Compensation Agreement.

         1.2 "BENCHMARK DEFERRAL PERCENTAGE" means that percentage of Compensation the Executive must defer under the Deferred Compensation Agreement for a given Plan Year, as set forth on the Election Form described in Section
1.11 of the Deferred Compensation Agreement, in order to enjoy the full benefits provided in this Salary Continuation Agreement.

         1.3  "CHANGE OF CONTROL" means:

                  (a) a change in the ownership of the capital stock of the Company or Team Financial, Inc. (the "Holding Company"), where a corporation, person or group acting in concert (a "Person") as described in Section 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), holds or acquires, directly or indirectly, beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of a number of shares of capital stock of the Company which constitutes fifty percent (50%) or more of the combined voting power of the Company's then outstanding capital stock then entitled to vote generally in the election of directors; or

                  (b) the persons who were members of the Board of Directors of the Company immediately prior to a tender offer, exchange offer, contested election or any combination of the foregoing, cease to constitute a majority of the Board of Directors; or

                  (c) the adoption by the Board of Directors of the Company of a merger, consolidation or reorganization plan involving the Company in which the Company is not the surviving entity, or a sale of all or substantially all of the assets of the Company. For purposes of this Agreement, a sale of all or substantially all of the assets of the Company shall be deemed to occur if any Person acquires (or during the 12-month period ending on the date of the most recent acquisition by such Person, has acquired) gross assets of the Company that have an aggregate fair market value equal to fifty percent (50%) of the fair

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         market value of all of the gross assets of the Company immediately prior to such acquisition or acquisitions; or

                  (d) a tender offer or exchange offer is made by any Person which, if successfully completed, would result in such Person beneficially owning (within the meaning of Rule 13d-3 promulgated under the Exchange Act) either fifty percent (50%) or more of the Company's outstanding shares of Common Stock or shares of capital stock having fifty percent (50%) or more the combined voting power of the Company's then outstanding capital stock (other than an offer made by the Company), and sufficient shares are acquired under the offer to cause such person to own fifty percent (50%) or more of the voting power; or

                  (e) any other transactions or series of related transactions occurring which have substantially the same effect as the transactions specified in any of the preceding clauses of this Section (1.3).

                           1.3.1 "PERMITTED TRANSFERS" means that a Shareholder,
                  as hereinafter defined in Section 1.18, may make the following transfers without complying with the terms and provisions of
                  Section 1.3 of this Agreement:

                                    (g)      To any trust created solely for the
                                             benefit of any Shareholder or any
                                             spouse of or any lineal descendant
                                             of any Shareholder;

                                    (h)      To any individual or entity by bona
                                             fide gift;

                                    (i)      To any spouse or former spouse
                                             pursuant to the terms of a decree
                                             of divorce;

                                    (j)      To any officer or employee of the
                                             Company pursuant to any incentive
                                             stock option plan established by
                                             the Shareholders;

                                    (k)      To any family member; or,

                                    (l)      After receipt of any necessary
                                             regulatory approvals, to any
                                             company or partnership a majority
                                             of the stock or interests of which
                                             are owned by the Shareholders.

         1.4  "CODE" means the Internal Revenue Code of 1986, as amended.
         1.5 "COMPENSATION" means the average of the highest base salaries paid by the Company to the Executive for any three (3) years in the ten (10) year period immediately preceding Termination of Employment on or after the Normal Retirement Date.

         1.6 "DEFERRED COMPENSATION AGREEMENT" means the agreement, attached as Exhibit C, with an effective date of February 1, 2002, entered into by and between the Company and the Executive, which provides that the Executive agrees to defer income and that the Company agrees, among other things, to provide certain benefits to the Executive upon his retirement.

         1.7 "DISABILITY" means the Executive's suffering a sickness, accident or injury which has been determined by the carrier of any individual or group long-term disability insurance policy carried by the Company covering the Executive, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company of the carrier's or Social Security Administration's determination upon the request of the Company.

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         1.8 "DISABILITY ELECTION FORM" means the attached as Exhibit B, which is incorporated into this Agreement by reference .

         1.9 "HYPOTHETICAL DEATH PERCENTAGE" means the percentage equaling the sum of the Modified Benchmark Deferral Percentages that would have occurred for each Plan Year from the Effective Date of this Agreement through the last completed Plan Year preceding the earlier to occur of: (i) Termination of Employment; or, (ii) the Normal Retirement Age, assuming, for definitional purposes only, that the Executive's Actual Deferral Percentage each Plan Year equaled the Benchmark Deferral Percentage.

         1.10 "MODIFIED BENCHMARK DEFERRAL PERCENTAGE" means an amount determined for each Plan Year by multiplying the Normal Vesting Percentage by the fraction created by dividing the lesser of: (i) the Actual Deferral Percentage as defined in the Deferred Compensation Agreement, for the given Plan Year; or, (ii) the Benchmark Deferral Percentage, as defined in the Deferred Compensation Agreement, for the given Plan Year, by, the Benchmark Deferral Percentage for the given Plan Year.

         1.11 "MODIFIED MAXIMUM DEFERRAL PERCENTAGE" means an amount determined for each Plan Year by multiplying the Normal Vesting Percentage by the fraction created by dividing the Actual Deferral Percentage as defined in the Deferred Compensation Agreement, for the given Plan Year, by, the Maximum Deferral Percentage, as defined in the Deferred Compensation Agreement, for the given Plan Year.

         1.12 "NONCOMPETITION AGREEMENT" means the Agreement attached as Appendix A which is hereby made part of this Agreement. Notwithstanding anything to the contrary in Appendix A, in the event: (i) this Agreement is terminated pursuant to Section 7.2 when the Company still employs the Executive, or (ii) a Change of Control occurs, the provisions of Appendix A shall terminate.

         1.13 "NORMAL RETIREMENT AGE" means the date the Executive attains age sixty-five (65).

         1.14 "NORMAL RETIREMENT DATE" means the later of the Normal Retirement Age or Termination of Employment.

         1.15 "NORMAL VESTING PERCENTAGE" means the percentage resulting from dividing one (1) by the number of whole years between the Normal Retirement Age and the Executive's age on the Effective Date of the Deferred Compensation Agreement, which in this Agreement shall equal 11.11%.

         1.16 "PLAN YEAR" means the twelve (12) consecutive month period beginning January 1st and ending on December 31st of each year, except the initial Plan Year will be from the Effective Date of this Agreement to December 31, 2002.

         1.17 "SALARY CONTINUATION ACCRUAL" means the amount accrued as a liability to the Executive pursuant to this Agreement by the Company on its financial statements under

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Generally Accepted Accounting Principles (GAAP) when either Termination of
Employment or Termination of the Agreement occurs.

         1.18 "SHAREHOLDER" means the existing owners of all issued and outstanding stock of the Company or Holding Company as of the date this Agreement is signed.

         1.19 "TERMINATION OF EMPLOYMENT" or "TERMINATES EMPLOYMENT" means the Executive's ceasing to be employed by the Company for any reason whatsoever, voluntary or involuntary, other than by reason of an approved leave of absence.

         1.20 "VESTED DEATH BENEFIT" means the quotient of the Vested Death Benefit Percentage divided by the Hypothetical Death Percentage.

         1.21 "VESTED DEATH BENEFIT PERCENTAGE" means the percentage equaling the sum of the Modified Benchmark Deferral Percentages for each Plan Year from the Effective Date of this Agreement through the last completed Plan Year preceding the earlier to occur of Termination of Employment or the Normal Retirement Age.

         1.22 "VESTED LIFETIME BENEFIT PERCENTAGE" means the percentage equaling the sum of the Modified Maximum Deferral Percentages for each Plan Year from the Effective Date of this Agreement through the last completed Plan Year preceding the earlier to occur of Termination of Employment or the Normal Retirement Age.


                                    ARTICLE 2
                                LIFETIME BENEFITS

         2.1 NORMAL RETIREMENT BENEFIT. If Termination of Employment occurs on or after the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.1.
                  2.1.1 AMOUNT OF BENEFIT. The annual benefit under this Section
         2.1 is sixty-five percent (65%) of Compensation multiplied by the Vested Lifetime Benefit Percentage.

                  2.1.2 PAYMENT OF BENEFIT. The Company shall pay the annual benefit determined under Subsection 2.1.1 for a period of ten (10) years, payable monthly (one-twelfth [1/12th] of the annual benefit) beginning on the last day of the month commencing with the month following Termination of Employment. The monthly payments under this Subsection 2.1.2 shall total one hundred twenty (120) substantially equal payments over a period of one hundred twenty (120) months.

         2.2 TERMINATION OF EMPLOYMENT PRIOR TO NORMAL RETIREMENT DATE. Subject to the provisions of Section 2.4, if Termination of Employment occurs before the Executive's Normal Retirement Date, for reasons other than death or Disability, the Company shall pay to the Executive the benefit described in this Section 2.2.

                  2.2.1 AMOUNT OF BENEFIT. The benefit under this Section 2.2 is the product of the Vested Lifetime Benefit Percentage multiplied by the Salary Continuation Accrual.

                  2.2.2 PAYMENT OF BENEFIT. The Company shall pay the benefit in a single lump sum to the Executive within sixty (60) days following the Executive's Termination of Employment.

         2.3 DISABILITY BENEFIT. If Termination of Employment due to a Disability occurs prior to the Normal Retirement Date, the Company shall pay to the Executive the benefit described in this Section 2.3.

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                  2.3.1 AMOUNT OF BENEFIT. The benefit under this Section 2.3 is the Salary Continuation Accrual. The amount of benefit under this Subsection 2.3.1 shall be increased at an annual rate of 7.5% until payment of the benefit commences under Subsection 2.3.2.

                  2.3.2 PAYMENT OF BENEFIT. The Company shall pay the amount stated in Section 2.3.1 to the Executive in accordance with the Disability Benefit Election Form, attached as Exhibit B, which shall be completed and filed by the Executive with the Company. The attached Exhibit B, including the terms governing the Executive's election of the timing of payment under this Subsection 2.3.2, are incorporated into this Agreement by reference.

                2.3.3 DEATH DURING DISABILITY. If the Executive's death occurs subsequent to Termination of Employment due to a Disability and prior to any payment under Subsection 2.3.2, the Company shall pay the amount stated in Section 3.1 in accordance with the terms of Section 3.1 in lieu of any other benefit provided by this Agreement.

         2.4 CHANGE OF CONTROL BENEFIT. Upon Termination of Employment following a Change of Control, the Company, subject to the provisions of Subsection
2.4.1.1 and Section 5.3, shall pay to the Executive the benefit described in this Section 2.4 in lieu of any other benefit under this Agreement.
                  2.4.1 AMOUNT OF BENEFIT. The benefit under this Section 2.4 is one hundred percent (100%) of the Salary Continuation Accrual.

                           2.4.1.1 EXCESS PARACHUTE PAYMENT. Notwithstanding any
                  provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement to the extent the benefit would be a non-deductible parachute payment under
                  Section 280G of the Code.

                  2.4.2 PAYMENT OF BENEFIT. The Company shall pay this benefit to the Executive in a single lump sum within sixty (60) days following Termination of Employment subsequent to a Change in Control.


                                    ARTICLE 3
                                 DEATH BENEFITS

         3.1 DEATH DURING ACTIVE SERVICE. If the Executive dies while employed by the Company and prior to receiving any payments under this Agreement, the Company shall have no obligation to pay to the Executive's beneficiary any amount under this Agreement.

         3.2 DEATH DURING BENEFIT PERIOD. If the Executive dies subsequent to the date that he retires and while receiving payments under Section 2.1 of this Agreement, the Company's obligation to make the final monthly payment under
Section 2.1.2 on the last day of the month of the Executive's death shall constitute the Company's final obligation to pay the Executive or the Executive's estate under the terms of this Agreement.


                                    ARTICLE 4
                                  BENEFICIARIES

         4.1 BENEFICIARY DESIGNATIONS. The Executive shall designate a beneficiary by filing with the Company a written designation of beneficiary on a form substantially similar to the form attached as Schedule A. The Executive may revoke or modify the designation at any time by filing a new designation. However, designations will only be effective if signed by the Executive and accepted by the Company during the Executive's lifetime. The Executive's beneficiary designation shall be deemed automatically revoked if the beneficiary predeceases the Executive, or if the Executive names a spouse as beneficiary and the marriage is subsequently dissolved. If the Executive dies without a valid beneficiary designation, all payments shall be made to the Executive's surviving spouse, if any, and if none, to the Executive's surviving children and the descendants of any deceased child by right of representation, and if no children or descendants survive, to the Executive's estate.

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         4.2 FACILITY OF PAYMENT. If a benefit is payable to a minor, to a person declared incompetent, or to a person incapable of handling the disposition of his or her property, the Company may pay such benefit to the guardian, legal representative or person having the care or custody of such minor, incompetent person or incapable person, or to a custodian selected by the Company under the Kansas Uniform Transfers to Minors Act for the benefit of such minor. The Company may require proof of incompetency, minority or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.


                                    ARTICLE 5
                               GENERAL LIMITATIONS

         Notwithstanding any provision of this Agreement to the contrary, the Company shall not pay any benefit under this Agreement if any of the following occur:

         5.1 TERMINATION FOR CAUSE. If the Company terminates the Executive's employment for any of the following reasons:

                  (d) Gross negligence or gross neglect of duties to the Company;

                  (e) Conviction in a court of competent jurisdiction of a felony or conviction in a court of competent jurisdiction of a gross misdemeanor involving moral turpitude in connection with the Executive's employment with the Company; or,

                  (f) Fraud, disloyalty, dishonesty or willful violation of any law or significant Company policy committed in connection with the Executive's employment and resulting in an adverse effect on the Company and personal benefit to the Executive.

         5.2 SUICIDE. No benefits shall be payable if the Executive commits suicide within two (2) years after the date of this Agreement, or if the Executive has made any material misstatement of fact on any application for life insurance purchased by the Company.

         5.3 GOLDEN PARACHUTE PAYMENT. Notwithstanding any provision of this Agreement to the contrary, the Company shall not be required to pay any benefit under this Agreement if, upon the advice of counsel, the Company determines that the payment of such benefit would be prohibited by 12 C.F.R. Part 359 or any successor regulations regarding employee compensation promulgated by any regulatory agency having jurisdiction over the Company or its affiliates or to the extent the benefit would be a non-deductible excess parachute payment under
Section 280G of the Code. To the extent possible, such benefit payment shall be proportionately reduced to allow payment within the fullest extent permissible under applicable law.


                                    ARTICLE 6
                          CLAIMS AND REVIEW PROCEDURES

         6.1 CLAIMS PROCEDURE. The Company shall notify the Executive or the Executive's beneficiary designated under Section 4.1 of this Agreement in writing, within ninety (90) days of his or her written application for benefits, of his or her eligibility or ineligibility for benefits under the Agreement. If the Company determines that the Executive or beneficiary is not eligible for benefits or full benefits, the notice shall set forth (1) the specific reasons for such denial, (2) a specific reference to the provisions of the Agreement on which the denial is based, (3) a description of any additional information or material necessary for the claimant to perfect his or her claim, and a description of why it is needed, and (4) an explanation of the Agreement's claims review procedure and other appropriate information as to the steps to be taken if the Executive or the beneficiary wish to have the claim reviewed. If the Company determines that there are special circumstances requiring additional time to make a decision under this Section 6.1, the Company shall notify the Executive or the beneficiary of the special

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circumstances and the date by which a decision is expected to be made, and may extend the time for up to an additional ninety-day period.

         6.2 REVIEW PROCEDURE. If the Executive or the beneficiary is determined by the Company not to be eligible for benefits, or if the Executive or the beneficiary believes that he or she is entitled to greater or different benefits than the Company sets forth in the written notice provided in Section 6.1, the Executive or the beneficiary shall have the opportunity to have such claim reviewed by the Company by filing a petition for review with the Company within sixty (60) days after receipt of the notice issued by the Company. Said petition shall state the specific reasons which the Executive or the beneficiary believes entitle him or her to benefits or to greater or different benefits. Within sixty
(60) days after receipt by the Company of the petition, the Company shall afford the Executive or the beneficiary (and counsel, if any) an opportunity to present his or her position to the Company orally and/or in writing. The Executive or the beneficiary (or counsel) shall have the right to review any documents relied on by the Company in making its decision concerning a denial or reduction of benefits under this Agreement. The Company shall notify the Executive or the beneficiary of its decision concerning the benefits due, if any, the Executive or beneficiary under this Agreement within the thirty (30) day period from the later of : (1) the date on which the Executive or beneficiary (or counsel) presented orally and/or in writing his or her position to the Company following the aforementioned petition for review; or, (2) at the end of the sixty period from the date of the Executive's or beneficiary's filing a petition for review to the Company under this Section 6.2. The Company's written notice of its decision upon the Executive's or the beneficiary's petition for review notice shall state specifically the basis of the Company's decision, shall be written in a manner calculated to be understood by the Executive or the beneficiary, and shall reference the specific provisions of the Agreement on which the decision is based.


                                    ARTICLE 7
                           AMENDMENTS AND TERMINATION

         7.1 AGREED AMENDMENTS. This Agreement may be amended at any time by a written agreement to amend signed by the Company and the Executive.

         7.2 TERMINATION OF AGREEMENT. The Company may terminate this Agreement at any time prior to the Executive's Termination of Employment by providing thirty (30) days written notice to the Executive. In no event shall this Agreement be terminated under this Section 7.2 without payment to the Executive of one hundred percent (100%) of the Salary Continuation Accrual on the date termination of the Agreement occurs under this Section 7.2. The Company shall pay the Executive the amount set forth in this Section 7.2 in a single lump-sum within sixty (60) days of termination of the Agreement.


                                    ARTICLE 8
                                  MISCELLANEOUS

         8.1 BINDING EFFECT. This Agreement shall bind the Executive and the Company, and their beneficiaries, survivors, executors, administrators and permitted transferees.

         8.2 NO GUARANTY OF EMPLOYMENT. This Agreement is not an employment policy or contract. It does not give the Executive the right to remain an employee of the Company, nor does it interfere with the Company's right to discharge the Executive. It also does not require the Executive to remain an employee nor interfere with the Executive's right to terminate employment at any time.

         8.3 NON-TRANSFERABILITY. Benefits under this Agreement cannot be sold, transferred, assigned, pledged, attached or encumbered in any manner, except in accordance with Article 4 with respect to designation of beneficiaries.

         8.4 TAX WITHHOLDING. The Company shall withhold any taxes that are required to be withheld from the benefits provided under this Agreement.

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         8.5 APPLICABLE LAW. The Agreement and all rights hereunder shall be governed by the laws of the State of Kansas, except to the extent preempted by the laws of the United States of America.

         8.6 UNFUNDED ARRANGEMENT. The Executive and beneficiary are general unsecured creditors of the Company for the payment of benefits under this Agreement. The benefits represent the mere promise by the Company to pay such benefits. The rights to benefits are not subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment, or garnishment by creditors. Any insurance on the Executive's life is a general asset of the Company to which the Executive and beneficiary have no preferred or secured claim.

         8.7 SEVERABILITY. Without limitation of any other section contained herein, in case any one or more provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any other respect, such invalidity, illegality or unenforceability shall not affect the other provisions of this Agreement. In the event any one or more of the provisions found in the Agreement shall be held to be invalid, illegal or unenforceable by any governmental regulatory agency or court of competent jurisdiction, this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been a part of this Agreement and such provision shall be deemed substituted by such other provisions as will most nearly accomplish the intent of the parties to the extent permitted by applicable law.

         8.8 FULL OBLIGATION. Notwithstanding any provision to the contrary, when the Company has paid either the lifetime benefits or death benefits as appropriate under any section of the Agreement, the Company has completed its obligation to the Executive.

         IN WITNESS WHEREOF, the Executive and a duly authorized Company officer have signed this Agreement as of the date indicated below.

EXECUTIVE:                               COMPANY:
                                              TEAMBANK, N.A.

/s/ Robert J. Weatherbie                     By:   /s/  Carolyn S. Jacobs
--------------------------------------             --------------------------
ROBERT J. WEATHERBIE
                                             Its:  SR. VICE PRES & TRUST OFFICER
                                                   -------------------------

Date:    1/24/2002                           Date:    1/24/2002
      ---------------------                        ------------------

                                   SCHEDULE A
                             BENEFICIARY DESIGNATION

I, _____________________________, designate the following as beneficiary of any death benefits payable under the Salary Continuation Agreement between myself and TeamBank, N.A.:

 PRIMARY BENEFICIARY


 Name                                                           Relationship
      --------------------------------------------------------               --------------------------------------

 Address
         ----------------------------------------------------------------------------------------------------------

CONTINGENT BENEFICIARY

 Name                                                           Relationship
      --------------------------------------------------------               --------------------------------------

 Address
         ----------------------------------------------------------------------------------------------------------

NOTE: TO NAME A TRUST AS BENEFICIARY, PLEASE PROVIDE THE NAME OF THE TRUSTEE AND
THE EXACT DATE OF THE TRUST AGREEMENT.

             I understand that I may change these beneficiary designations by filing a new written designation with the Company. I further understand that the designations will be automatically revoked if the beneficiary predeceases me, or, if I have named my spouse as beneficiary, in the event of the dissolution of our marriage.


                                                              Consented to by Executive's spouse:
Signature                                                     Signature
          -------------------------------------------                   -------------------------------------------
           ROBERT J. WEATHERBIE

Date                                                          Date
     ---------------------------------------                       ------------------------------------------------

Accepted by the Company this      day of             , 2
                            ------       -----------    ------

By:
    -------------------------------------------------

Title:
       ----------------------------------------------

                                    EXHIBIT B
                      EXECUTIVE DISABILITY BENEFIT ELECTION

       THIS ELECTION is made and entered into as of ___________, 2___, by Robert
J. Weatherbie (the "Executive") pursuant to the terms of the Salary Continuation Agreement (the "Agreement"), which Agreement was made by and between TeamBank, N.A. (the "Company") located in Paola, Kansas, and the Executive, with an Effective Date of July 1, 2001.

       The Executive, by initialing in ink either OPTION 1, OPTION 2, OR OPTION 3 below, hereby elects to receive the Disability Benefit described in Section 2.3.1, in the following manner:


                     OPTION 1 (LUMP-SUM PAYMENT AT AGE 65)

         ----------- a. The Company shall pay the amount set forth Section 2.3.1 of the Agreement in a single lump sum. The Company shall pay this benefit to the Executive on the last day of the month following the month of the Normal Retirement Date for purposes of satisfying the benefit payment provided in
Section 2.3.2 of the Agreement.


                                       OR

              OPTION 2 (UP TO A 10-YEAR ANNUITY STARTING AT AGE 65)

             |X|
         ----------- b. The Company shall pay the benefit amount set forth in
Section 2.3.1 of the Agreement to the Executive in _120__ equal monthly installments (not to exceed 120 monthly installments) commencing on the last day of the month following the Normal Retirement Date for purposes of satisfying the benefit payment provided in Section 2.3.2 of the Agreement. In determining the amount of the equal monthly installments the Company shall credit interest at an annual rate of 7.5%, compounded monthly, on the remaining balance of the benefit amount set forth in Section 2.3.1 of the Agreement during the applicable installment period.


                                       OR

  OPTION 3 (LUMP SUM PAYMENT UPON TERMINATION OF EMPLOYMENT DUE TO DISABILITY)


         ----------- c. The Company shall pay the amount set forth Section 2.3.1 of the Agreement in a single lump sum. The Company shall pay this benefit to the Executive within sixty (60) days of Termination of Employment as a result of Disability for purposes of satisfying the benefit payment provided in Section
2.3.2 of the Agreement.

                                    EXHIBIT B
                EXECUTIVE DISABILITY BENEFIT ELECTION - CONTINUED

       The Executive and Company acknowledge and agree that each and every election to select a benefit payment pursuant to OPTION 1, OPTION 2, or OPTION 3 made under this EXHIBIT B EXECUTIVE DISABILITY BENEFIT ELECTION, in order to be valid and effective, must be made by December 31st of the year prior to the calendar year preceding the Executive's Disability for benefits paid under
Section 2.3.2 of the Agreement.

       The Executive and Company agree and acknowledge that any election to select a benefit payment pursuant to OPTION 1 OPTION 2, or OPTION 3 made under this EXHIBIT B EXECUTIVE DISABILITY BENEFIT ELECTION, not made within the time frame set forth in the paragraph above, shall be null and void. When a null and void election is made, the most recent election which is not null and void shall determine the method in which the Executive's retirement benefit shall be paid under Section 2.3.2 of the Agreement.

       The Executive and the Company acknowledge and agree that the Company, in the absence of a valid election by the Executive under this EXHIBIT B EXECUTIVE DISABILITY BENEFIT ELECTION, the Company shall pay any benefit under Section
2.3.2 of this Agreement under OPTION 1 above.

       The Executive and the Company understand that the Executive may change the election set forth above, consistent with the restrictions set forth in this EXHIBIT B EXECUTIVE DISABILITY BENEFIT ELECTION, by filing a new written designation with the Company on a form following this EXHIBIT B EXECUTIVE DISABILITY BENEFIT ELECTION.

Executive:


 /s/ Robert J. Weatherbie
-------------------------------
ROBERT J. WEATHERBIE

Date:
         --------------------


Accepted by the Company this __24_ day of _January, 2002.

TEAMBANK, N.A.


By:  /s/ Carolyn S. Jacobs
    -----------------------------------

Title:   SR. VICE PRES & TRUST OFFICER

FIRST AMENDMENT
                                       TO
                          SALARY CONTINUATION AGREEMENT

                 This amendment, effective May 1, 2002, is made by and between TeamBank, N.A., with its principal place of business in Paola, Kansas (hereinafter referred to as the "Company"), and Robert J. Weatherbie
                  (hereinafter referred toas the "Executive").

         WHEREAS, the Company and the Executive entered into a Deferred Compensation Agreement (the "Agreement") with an effective date of February 1, 2002, which provided that the Company would provide certain benefits to the Executive upon the Executive's retirement; and,

         WHEREAS, due to recent legislative changes, the Company and the Executive desire to amend the aforementioned Agreement, pursuant to Section 9.1 of the Agreement, to reflect a change to Section 1.9 of the Agreement.

AGREEMENT TO AMEND

         NOW, THEREFORE, in consideration of the mutual agreements contained herein, the Company and the Executive agree to amend the Agreement to provide as follows:

    I.   SECTION 1.9 OF THE AGREEMENT SHALL BE AMENDED AND RESTATED AS FOLLOWS:

    "1.9 "DISABILITY" means if the Executive is covered by a Company sponsored long-term disability insurance policy, then total disability as defined in such policy without regard to any waiting period, or, if no such long-term disability policy exists, then as determined by the Social Security Administration, to be a disability rendering the Executive totally and permanently disabled. The Executive must submit proof to the Company for the carrier's or Social Security Administration's determination upon the request of the Company."

        IN WITNESS WHEREOF, the parties hereto execute this agreement at Paola, Kansas, on this 17th day of APRIL, 2002


TEAMBANK, N.A.:                                                       EXECUTIVE:


BY:   /s/  D. Sue Wilson                            /s/ Robert J. Weatherbie
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ITS:   SR. Vice President
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